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                                  UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        December 29, 2004
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                              Retail Ventures, Inc.
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             (Exact name of registrant as specified in its charter)

            Ohio                       1-10767                  31-322832
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)

 3241 Westerville Road, Columbus, Ohio                             43224
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(Address of principal executive offices)                         (Zip Code)

                                 (614) 471-4722
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            In connection with an internal corporate reorganization of Retail Ventures, Inc. (the "Company"), whereby, among other things: (i) each of Westerville Road GP, Inc., Westerville Road LP, Inc. and Value City Limited Partnership merged with and into Value City Department Stores, Inc. ("VCDS Inc.") effective December 28, 2004, with VCDS Inc. being the surviving entity;
(ii) the Company formed a new wholly-owned subsidiary, Value City Department Stores LLC, an Ohio limited liability company ("VCDS LLC"); (iii) VCDS Inc. merged with and into VCDS LLC effective December 29, 2004, with VCDS LLC being the surviving entity; and (iv) VCDS LLC transferred all of the issued and outstanding shares of each class of capital stock of Shonac Corporation and Filene's Basement, Inc. to the Company in exchange for a certain promissory note (collectively, the "Reorganization"), the Company recently amended certain of its existing loan documents as described below.

            The Company entered into that certain Joinder and Third Amendment to Loan and Security Agreement (the "Third Amendment to Loan Agreement"), dated as of December 29, 2004, by and among National City Business Credit, Inc., as administrative agent (the "Administrative Agent"), for the ratable benefit of the Revolving Credit Lenders named therein, National City Business Credit, Inc. and Fleet Retail Group, Inc., as collateral agents (the "Collateral Agents"), for the ratable benefit of the Revolving Credit Lenders, National City Bank, as L/C Issuer (the "Issuer"), and the Revolving Credit Lenders, and VCDS LLC, as agent for the Borrowers named therein. The Third Amendment to Loan Agreement was entered into to amend that certain Loan and Security Agreement, dated as of June 11, 2002, (as the same has been, and may hereafter be, amended, modified, supplemented or restated, the "Loan Agreement") by and among VCDS Inc., as lead borrower, the other Borrowers named therein, the Revolving Credit Lenders named therein, the Administrative Agent, the Collateral Agents, and the Issuer, to reflect the Revolving Credit Lenders' consent to the Company's Reorganization and to modify and amend certain provisions of the Loan Agreement to reflect the Company's Reorganization. A copy of the Third Amendment to Loan Agreement is attached hereto as Exhibit 10.1 and is incorporated herein in its entirety by reference into this Item 1.01.

            In addition, the Company entered into that certain Third Amendment to Financing Agreement (the "Third Amendment to Financing Agreement"), dated as of December 29, 2004, by and among the Borrowers named therein, the Guarantors named therein, the Lenders named therein, and Cerberus Partners, L.P., as agent for the Lenders (the "Financing Agreement Agent"). The Third Amendment to Financing Agreement was entered into to amend that certain Financing Agreement, dated as of June 11, 2002, as amended by the First Amendment to Financing Agreement, dated as of October 7, 2003 and by the Second Amendment to Financing Agreement, dated as of July 29, 2004 (as the same has been, and may hereafter be, amended, modified, supplemented or restated, the "Financing Agreement"), to reflect the Lenders' and the Financing Agreement Agent's consent to the Company's Reorganization and to make certain related amendments to the Financing Agreement. A copy of the Third Amendment to Financing Agreement is attached hereto as Exhibit 10.2 and is incorporated herein in its entirety by reference into this Item 1.01.

            The Company also entered into that certain Amendment No. 3 to Amended and Restated Senior Convertible Loan Agreement ("Amendment No. 3"), dated as of December 29, 2004, by and among VCDS LLC as Borrower, the Guarantors named therein, the Lenders named therein, and Cerberus Partners, L.P., as agent for the Lenders (the "Convertible Loan Agent"). Amendment No. 3 was entered into to amend that certain Amended and Restated Senior Convertible Loan Agreement, dated as of June 11, 2002, as amended by Amendment No. 1 to Amended and Restated Senior Convertible Loan Agreement, dated as of June 11, 2002, and by Amendment No. 2 to Amended and Restated Senior Convertible Loan Agreement, dated as of October 7, 2003 (as the same has been, and may hereafter be, amended, modified, supplemented or restated, the "Senior Convertible Loan Agreement") to reflect the Lenders' and the Convertible Loan Agent's consent to the Company's Reorganization and to make certain


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related amendments to the Senior Convertible Loan Agreement. A copy of
Amendment No. 3 is attached hereto as Exhibit 10.3 and is incorporated herein in its entirety by reference into this Item 1.01.



ITEM 9.01.                     FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS

                  Exhibit No.                     Description
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                     10.1         Joinder and Third Amendment to Loan and
                                  Security Agreement, dated as of December 29,
                                  2004, by and among National City Business
                                  Credit, Inc., as administrative agent, for the ratable benefit of the Revolving Credit Lenders named therein, National City Business Credit, Inc. and Fleet Retail Group, Inc., as collateral agents, for the ratable benefit of the Revolving Credit Lenders, National City Bank, as L/C Issuer, and the Revolving Credit Lenders, and VCDS LLC, as agent for the Borrowers named therein

                     10.2 Third Amendment to Financing Agreement, dated as of December 29, 2004, by and among the Borrowers named therein, the Guarantors named therein, the Lenders named therein, and Cerberus Partners, L.P., as agent for the Lenders

                     10.3 Amendment No. 3 to Amended and Restated Senior Convertible Loan Agreement, dated as of December 29, 2004, by and among VCDS LLC as Borrower, the Guarantors named therein, the Lenders named therein, and Cerberus Partners, L.P., as agent for the Lenders


The information in this Form 8-K, including the exhibits hereto, shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Retail Ventures, Inc.

Date:  January 4, 2005                       By: /s/ James A. McGrady
                                                 ----------------------------
                                                 James A. McGrady,
                                                 Executive Vice President
                                                 and Chief Financial Officer



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                                  EXHIBIT INDEX

      Exhibit No.                           Description
      -----------     ---------------------------------------------------------

         10.1 Joinder and Third Amendment to Loan and Security Agreement, dated as of December 29, 2004, by and among National City Business Credit, Inc., as administrative agent, for the ratable benefit of the Revolving Credit Lenders named therein, National City Business Credit, Inc. and Fleet Retail Group, Inc., as collateral agents, for the ratable benefit of the Revolving Credit Lenders, National City Bank, as L/C Issuer, and the Revolving Credit Lenders, and VCDS LLC, as agent for the Borrowers named therein

         10.2 Third Amendment to Financing Agreement, dated as of December 29, 2004, by and among the Borrowers named therein, the Guarantors named therein, the Lenders named therein, and Cerberus Partners, L.P., as agent for the Lenders

         10.3 Amendment No. 3 to Amended and Restated Senior Convertible Loan Agreement, dated as of December 29, 2004, by and among VCDS LLC as Borrower, the Guarantors named therein, the Lenders named therein, and Cerberus Partners, L.P., as agent for the Lenders